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                                                                  EXHIBIT 10.4.1


                                AMENDMENT NO. 1
                                       TO
                           RESTATED MASTER AGREEMENT


         This Amendment No. 1 to the Restated Master Agreement ("Amendment No. 1") is made and entered into this 5th day of February 1997 by and among Orbital Sciences Corporation ("Orbital"), Orbital Communications Corporation ("ORBCOMM"), Teleglobe Inc. ("Teleglobe") and Teleglobe Mobile Partners ("Teleglobe Mobile").

                              W I T N E S S E T H

         WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile previously entered into a Restated Master Agreement dated as of September 12, 1995 (the "Restated Master Agreement"); and

         WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile desire to amend and modify the Restated Master Agreement.

         NOW, THEREFORE, the parties agree as follows:

         SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Restated Master Agreement.


         SECTION 2. Section 4.1(d) of the Restated Master Agreement is hereby amended to replace the number "750,000" appearing therein with the number "900,000".


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Restated Master Agreement as of the day and year first above written.


                           ORBITAL SCIENCES CORPORATION


                           By:  /s/ BRUCE W. FERGUSON
                              ---------------------------------------------
                                Name: Bruce W. Ferguson
                                Title: Executive Vice President and General
                                       Manager/Communications and
                                       Information Systems Group





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                                 ORBITAL COMMUNICATIONS CORPORATION


                                 By:  /s/ ALAN L. PARKER
                                    -------------------------------------------
                                    Name: Alan L. Parker
                                    Title: President


                                 TELEGLOBE INC.


                                 By:  /s/ CLAUDE SEGUIN
                                    -------------------------------------------
                                    Name: Claude Seguin
                                    Title: Executive Vice President, Finance and
                                           Corporate Development and
                                           Chief Financial Officer


                                 TELEGLOBE MOBILE PARTNERS

                                 By:Teleglobe Mobile Investment Inc.,
                                    its Managing Partner


                                 By:  /s/ CLAUDE SEGUIN
                                    -------------------------------------------
                                    Name: Claude Seguin
                                    Title: Chairman of the Board and
                                        Chief Executive Officer





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